UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 24, 2006


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-20022                    31-1227808
         --------                     -------                    ----------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification  No.)



                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4. - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.
--------------------------------------------------------

The Audit Committee of Pomeroy IT Solutions, Inc. ("Pomeroy" or the "Company") engaged BDO Seidman, LLP, as its independent registered public accounting firm for the fiscal year ended January 5, 2007. BDO Seidman, LLP accepted such appointment on July 24, 2006. Prior to the appointment of BDO Seidman, LLP, Pomeroy did not consult with BDO Seidman, LLP on any matters relating to accounting or the type of opinion they may issue.

Previously, on April 26, 2006, Pomeroy filed a Current Report on Form 8-K to report under Item 4.01 that on April 20, 2006, Crowe Chizek and Company LLC ("Crowe Chizek") notified the Company that it would be resigning as the Company's independent accountant, effective upon completion of the Form 10-Q for first quarter of fiscal 2006. On May 19, 2006, Pomeroy filed an amendment on Form 8-K/A to report under Item 4.01 that on May 15, 2006 Pomeroy had filed its quarterly report on Form 10-Q for the first quarter ended April 5, 2006 and Crowe Chizek ceased rendering services to Pomeroy on May 16, 2006.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.
-----------------------

     On July 26, 2006, Pomeroy IT Solutions, Inc. (the "Company") announced that Mark Spitz has joined the company as Vice-President and General Counsel.

SECTION 9. - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial statements and Exhibits

(c)  Exhibits

     99.1 Press release dated July 26, 2006 announcing that it had engaged BDO Seidman, LLP as its independent registered public accounting firm.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POMEROY IT SOLUTIONS, INC.
                                    --------------------------



Date:   July 26, 2006                By:  /s/ Kevin G. Gregory

                                     -------------------------------------------
                                     Kevin G. Gregory, Senior Vice President and
                                     Chief Financial Officer